                                PROMISSORY NOTE


$200,000.00                                                Camarillo, California
                                                                  March 22, 1996



          FOR VALUE RECEIVED, POWER-DATA SERVICES, INC., a Texas corporation (the "Borrower"), promises to pay to the order of VIEW TECH, INC., a California corporation, its successors and assigns (the "Lender") at 950 Flynn Road, Camarillo, California 93012, or at such other place as might be designated in writing by the Lender, the principal sum of Two Hundred Thousand Dollars ($200,000) or so much thereof as has been disbursed by the Lender and remains unpaid, together with interest thereon at a variable rate equal to the Note Rate (as hereafter defined) then in effect. The "Note Rate" shall be equal to ten percent (10%) per annum. Interest will be calculated on the basis of the actual days elapsed based on a per diem charge computed over a year composed of three hundred sixty (360) days.

          Principal and interest will be paid as follows: Absent default, the entire unpaid balance of principal and accrued but unpaid interest owing will be due and payable on May 31, 1996.

          Advances, readvances and payments under this Note may, at the option of the Lender, be recorded on this Note or by deposits and withdrawals from an account maintained by the Borrower on deposit with the Lender or under the control of the Lender, either of which will be prima facie evidence of such advances, payments and the unpaid balance of this Note.

          The Borrower will have the right at any time and from time to time to prepay the unpaid principal balance of this Note in whole or in part without penalty, but with interest on the unpaid principal balance accrued to the date of prepayment.

          The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights under this Note or otherwise relating to the indebtedness hereby evidenced, the Borrower will pay the Lender's reasonable attorneys' fees, all court costs and all other expenses incurred by the Lender in connection therewith. The Lender may collect a late charge equal to five percent (5%) of each payment which is not received by the Lender within ten (10) days after the due date of such payment. Such late charge represents the estimate of reasonable compensation for the loss which will be sustained by the Lender arising from the Borrower's failure to make timely payments and may be collected without prejudice to the rights of the Lender to collect any other amounts arising from the occurrence of an Event of Default. During the existence of any Event of Default, the Lender may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing payment of this indebtedness as the Lender determines from time to time.

          This Note is issued by the Borrower and accepted by the Lender pursuant to a lending transaction negotiated, consummated and to be performed in the states of California and Texas. This Note is to be construed according to the internal laws of the State of Texas. All actions with respect to this Note or any other instrument securing payment of this Note will be instituted in a state or federal court sitting in Ventura County, California subject to the provisions on arbitration.

          Payment of the indebtedness hereby evidenced is secured by certain security interests described in the Loan and Security Agreement. On the breach by the Borrower of any provision of this Note or any other instrument now or hereafter evidencing or securing payment of the indebtedness hereby evidenced or on the default in payment or performance under any instrument governing, evidencing or securing payment of a certain loan in the principal amount of Two Hundred Thousand Dollars ($200,000) made by the Lender to the Borrower of even date, at the option of the Lender, the entire indebtedness evidenced by this Note will become immediately due, payable and collectible then or thereafter as the Lender might elect, regardless of the date of maturity of this Note in accordance with the provisions of this Note. Failure by the Lender to exercise such option will not constitute a waiver of the right to exercise the same on the occurrence of any subsequent Event of Default.

          This Note is intended to strictly conform with all usury laws to the extent applicable to the transactions contemplated hereby. The provisions of this Note and of all agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, shall the amount contracted for, charged, paid or agreed to be paid to the Lender for the use, forbearance or retention of money or credit hereunder or otherwise exceed the maximum rate permitted by law therefor. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between the Borrower and the Lender shall, at the time of the execution and delivery thereof, or at the time or performance of such provision shall be due, involve or purport to require any payment in excess of the limits prescribed by law, the obligation to be performed or fulfilled shall be reduced automatically to the limit prescribed by law without the necessity of the execution of any amendment or new document.

          The following events shall be deemed "Events of Default":

          A.   Nonpayment.  The nonpayment when due of any installment of
               ----------
interest or principal owing under this Note.

          B.   Breach of Agreement. The failure by the Borrower to perform or
               -------------------
observe any written representation, warranty or agreement provided to Lender.

          C.   Representations and Warranties.  Any representation, statement,
               ------------------------------
certificate, schedule or report made or furnished to the Lender by or on behalf of the Borrower proves to be false or erroneous in any material respect at the time of the making thereof or any representation.

          D.   Insolvency; Bankruptcy.  The insolvency (meaning an inability to
               ----------------------
pay debts as the same become due or the existence of liabilities in excess of assets) of Borrower, or the institution of bankruptcy, reorganization, liquidation, receivership or conservatorship proceeding by or against Borrower.

          E.   Judgment. Entry by any court of a final uninsured judgment
               --------
against Borrower which is not discharged or stayed to the satisfaction of the Lender.

          F.   Other Debt. The default in payment or acceleration of the
               ----------
maturity of any indebtedness of Borrower owing to any person, including the Lender.

          G.   Adverse Change. The occurrence of a material adverse change in
               --------------
the financial condition of Borrower.

          H.   Ownership and Management. A change in the controlling ownership
               ------------------------
or management of Borrower shall occur which is unsatisfactory to Lender.

          I.   Corporate Existence.  Any act or omission (formal or informal) of
               -------------------
Borrower or their officers, directors or shareholders leading to, or resulting in, the termination, invalidation (partial or total), revocation, suspension, interruption or unenforceability of their corporate existences, rights, licenses, franchises or permits, or the transfer or disposition (whether by sale, lease or otherwise) to any person of all or a substantial part of their property.

          Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party, in the County of Ventura, State of California. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

          IN WITNESS WHEREOF, the Borrower has executed this instrument effective the date first above written.

Borrower:          POWER-DATA SERVICES, INC.



                   By /s/  MILES KOON
                      ----------------------
                      Its: CEO

                                PROMISSORY NOTE


$65,000.00                                                 Camarillo, California
                                                               February 15, 1996



          FOR VALUE RECEIVED, POWER-DATA SERVICES, INC., a Texas corporation (the "Borrower"), promises to pay to the order of VIEW TECH, INC., a California corporation, its successors and assigns (the "Lender") at 950 Flynn Road, Camarillo, California 93012, or at such other place as might be designated in writing by the Lender, the principal sum of Sixty Five Thousand Dollars ($65,000) or so much thereof as has been disbursed by the Lender and remains unpaid, together with interest thereon at a variable rate equal to the Note Rate (as hereafter defined) then in effect. The "Note Rate" shall be equal to ten percent (10%) per annum. Interest will be calculated on the basis of the actual days elapsed based on a per diem charge computed over a year composed of three hundred sixty (360) days.

          Principal and interest will be paid as follows: Absent default, the entire unpaid balance of principal and accrued but unpaid interest owing will be due and payable on May 31, 1996.

          Advances, readvances and payments under this Note may, at the option of the Lender, be recorded on this Note or by deposits and withdrawals from an account maintained by the Borrower on deposit with the Lender or under the control of the Lender, either of which will be prima facie evidence of such advances, payments and the unpaid balance of this Note.

          The Borrower will have the right at any time and from time to time to prepay the unpaid principal balance of this Note in whole or in part without penalty, but with interest on the unpaid principal balance accrued to the date of prepayment.

          The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights under this Note or otherwise relating to the indebtedness hereby evidenced, the Borrower will pay the Lender's reasonable attorneys' fees, all court costs and all other expenses incurred by the Lender in connection therewith. The Lender may collect a late charge equal to five percent (5%) of each payment which is not received by the Lender within ten (10) days after the due date of such payment. Such late charge represents the estimate of reasonable compensation for the loss which will be sustained by the Lender arising from the Borrower's failure to make timely payments and may be collected without prejudice to the rights of the Lender to collect any other amounts arising from the occurrence of an Event of Default. During the existence of any Event of Default, the Lender may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing payment of this indebtedness as the Lender determines from time to time.

          This Note is issued by the Borrower and accepted by the Lender pursuant to a lending transaction negotiated, consummated and to be performed in the states of California and Texas. This Note is to be construed according to the internal laws of the State of Texas. All actions with respect to this Note or any other instrument securing payment of this Note will be instituted in a state or federal court sitting in Ventura County, California subject to the provisions on arbitration. By the execution of this Note, the Borrower irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (a) any objection the Borrower might now or hereafter have to the venue in any such court; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

          On the breach by the Borrower of any provision of this Note or any other instrument now or hereafter evidencing or securing payment of the indebtedness hereby evidenced or on the default in payment or performance under any instrument governing, evidencing or securing payment of a certain loan in the principal amount of Sixty Five Thousand Dollars ($65,000) made by the Lender to the Borrower of even date, at the option of the Lender, the entire indebtedness evidenced by this Note will become immediately due, payable and collectible then or thereafter as the Lender might elect, regardless of the date of maturity of this Note in accordance with the provisions of this Note. Failure by the Lender to exercise such option will not constitute a waiver of the right to exercise the same on the occurrence of any subsequent Event of Default.

          This Note is intended to strictly conform with all usury laws to the extent applicable to the transactions contemplated hereby. The provisions of this Note and of all agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, shall the amount contracted for, charged, paid or agreed to be paid to the Lender for the use, forbearance or retention of money or credit hereunder or otherwise exceed the maximum rate permitted by law therefor. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between the Borrower and the Lender shall, at the time of the execution and delivery thereof, or at the time or performance of such provision shall be due, involve or purport to require any payment in excess of the limits prescribed by law, the obligation to be performed or fulfilled shall be reduced automatically to the limit prescribed by law without the necessity of the execution of any amendment or new document.

          The following events shall be deemed "Events of Default:"

          A.   Nonpayment. The nonpayment when due of any installment of
               ----------
interest or principal owing under this Note.

          B.   Breach of Agreement. The failure by the Borrower to perform or
               -------------------
observe any written representation, warranty or agreement provided to Lender.

          C.   Representations and Warranties.  Any representation, statement,
               ------------------------------
certificate, schedule or report made or furnished to the Lender by or on behalf of the Borrower proves to be false or erroneous in any material respect at the time of the making thereof or any representation.

          D.   Insolvency; Bankruptcy. The insolvency (meaning an inability to
               ----------------------
pay debts as the same become due or the existence of liabilities in excess of assets) of Borrower, or the institution of bankruptcy, reorganization, liquidation, receivership or conservatorship proceeding by or against Borrower.

          E.   Judgment. Entry by any court of a final uninsured judgment
               --------
against Borrower which is not discharged or stayed to the satisfaction of the Lender.

          F.   Ownership and Management. A change in the controlling ownership
               ------------------------
or management of Borrower shall occur which is unsatisfactory to Lender.

          G.   Corporate Existence.  Any act or omission (formal or informal) of
               -------------------
Borrower or their officers, directors or shareholders leading to, or resulting in, the termination, invalidation (partial or total), revocation, suspension, interruption or unenforceability of their corporate existences, rights, licenses, franchises or permits, or the transfer or disposition (whether by sale, lease or otherwise) to any person of all or a substantial part of their property.

          Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party, in the County of Ventura, State of California. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

          IN WITNESS WHEREOF, the Borrower has executed this instrument effective the date first above written.

Borrower:          POWER-DATA SERVICES, INC.



                   By /s/  MILES KOON
                      ----------------------
                      Its CEO